                                                                    EXHIBIT 99.2

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                        CONSOLIDATED FINANCIAL STATEMENTS


     The following unaudited pro forma condensed combined consolidated statements of income for the nine months ended June 30, 2004 and the year ended September 30, 2003 and the unaudited pro forma condensed combined consolidated balance sheet at June 30, 2004 have been prepared based on the historical financial statements of Argon under the assumptions set forth in the accompanying footnotes, because for accounting purposes, the merger is treated as a reverse acquisition business combination.

     On June 7, 2004 Argon and Sensytech entered into a definitive agreement pursuant to which Argon will merge with Sensytech. Under the terms of the agreement, Argon stockholders will receive two shares of Sensytech common stock for each share of Argon common stock they own. Because Argon's stockholders will receive approximately 66% of the shares of Sensytech after the merger, Argon's designees to the combined company's board of directors will represent a majority of the combined company's board of directors, Argon's senior management will represent a majority of the senior management of the combined company and Argon's business will represent the largest portion of the combined company in terms of revenue and market capitalization, Argon is deemed to be the acquiring company for accounting purposes, and the merger will be accounted for as a reverse acquisition under the purchase method of accounting for business combinations in accordance with accounting principles generally accepted in the United States.

     Argon will allocate the purchase price to the fair value of tangible and intangible assets acquired and liabilities assumed from Sensytech at the effective time of the merger, with the excess purchase price being recorded as goodwill. The effect of this transaction is reflected in the Pro Forma Adjustments in the unaudited pro forma consolidated financial statements.

     The unaudited pro forma condensed combined consolidated statements of income for the nine months ended June 30, 2004 and the year ended September 30, 2003 assume the merger transaction occurred on October 1, 2002. The unaudited pro forma condensed combined consolidated balance sheet at June 30, 2004 assumes the merger transaction occurred on that date. We believe the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the merger transaction. The unaudited pro forma condensed combined consolidated financial statements do not purport to represent what our results of operations would have been if such transaction had occurred on such dates.

     In accordance with Statement of Financial Accounting Standards No. 141 "Business Combinations" (SFAS 141), Sensytech's tangible and intangible net assets will be adjusted to their fair values and the excess of the purchase price over the fair value of Sensytech's net assets will be recorded as goodwill. The pro forma adjustments to tangible and intangible net assets including goodwill that are shown in these unaudited pro forma consolidated financial statements are based on various preliminary estimates by management. A final determination of these fair values, which cannot be made prior to the completion of the merger, will include management's consideration of certain valuation studies to be conducted based on the actual net tangible and intangible assets of Sensytech that exist as of the completion date of the merger.

                                                                     UNAUDITED PRO FORMA CONDENSED COMBINED
                                                                           CONSOLIDATED BALANCE SHEET

                                                                HISTORICAL
                                                    ------------------------------------
                                                     JUNE 27, 2004         JUNE 30, 2004         PRO FORMA           PRO FORMA
                                                         ARGON              SENSYTECH            ADJUSTMENTS          COMBINED
                                                   -----------------     ---------------      -----------------   ----------------
                                                                 ASSETS
Current Assets
    Cash and Cash Equivalents                     $   5,627,865           11,130,000         $  (1,650,000)  (3)       6,302,865

                                                                                             $  (8,000,000)  (2)
                                                                                             $    (805,000) (14)
    Accounts Receivable, Net                         38,624,018           27,338,000                                  65,962,018
    Inventories                                            --              1,253,000                  --               1,253,000
    Income Taxes Receivable                                --                358,000                  --                 358,000
    Deferred Income Tax Asset                              --                602,000              (243,448) (10)         358,552
    Other Current Assets                              1,331,445              807,000                  --               2,138,445
                                                  -------------        -------------         -------------         -------------

      Total Current Assets                           45,583,328           41,488,000           (10,698,448)           76,372,880

Property, Equipment and Software, Net                 3,412,662            5,934,000             1,676,000   (4)      11,022,662
Deferred Income Taxes                                      --                196,000              (196,000) (10)            --
Goodwill                                                   --              2,163,000           110,511,000   (6)     110,511,000
                                                                                                 2,163,000  (15)
Acquired Intangible Assets, Net                            --                 58,000               960,000   (5)       1,018,000
Other Assets                                            226,760              199,000                  --                 425,760
                                                  -------------        -------------         -------------         -------------
Total Assets                                      $  49,222,750        $  50,038,000         $ 100,089,552         $ 199,350,302
                                                  =============        =============         =============         =============

                                                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
    Accounts Payable and Accrued Expenses         $  12,943,585        $   5,292,000                  --           $  18,235,585
    Accrued Salaries and Related Expenses             5,465,409            2,605,000               820,000  (12)       8,890,409
    Deferred Revenue                                 10,840,670              749,000                  --              11,589,670
    Notes Payable - Current Portion                     225,637                 --                    --                 225,637
    Income Taxes Payable                                987,408                 --                    --                 987,408
    Deferred Rent                                       995,084                 --                    --                 995,804
    Deferred Income Tax Liability, Current              243,448                 --                (243,448) (10)              --
                                                  -------------        -------------         -------------         -------------
      Total Current Liabilities                      31,701,241            8,646,000               576,552            40,923,793

Deferred Income Tax Liability, Long Term                174,187                 --                 970,000   (9)         948,187

                                                                                                  (196,000) (10)
Notes payable, Net of Current Portion
                                                        112,817                 --                    --                 112,817

Stockholders' Equity
    Common Stock                                         61,238               68,000               (68,000)  (1)         188,811
                                                                                                   127,573   (8)
    Additional Paid In Capital                          211,617           27,215,000           (27,215,000)  (1)     148,215,044
                                                                                               148,003,427   (8)
    Treasury Stock, at Cost                                                 (534,000)              534,000   (1)            --
    Retained Earnings                                16,961,650           14,643,000           (11,675,000)  (1)       8,961,650
                                                                                                (8,000,000)  (2)
                                                                                                  (805,000) (14)
                                                                                                (2,163,000) (15)
                                                  -------------        -------------         -------------         -------------
      Total Stockholders' Equity                     17,234,505           41,392,000            98,739,000           157,365,505
                                                  -------------        -------------         -------------         -------------
                                                  $  49,222,750        $  50,038,000         $ 100,089,552         $ 199,350,302
                                                  =============        =============         =============         =============





        See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                       CONSOLIDATED STATEMENT OF EARNINGS

                          YEAR ENDED SEPTEMBER 30, 2003



                                                          HISTORICAL
                                             ----------------------------------
                                                                                          PRO FORMA             PRO FORMA
                                                 ARGON              SENSYTECH            ADJUSTMENTS            COMBINED
                                             --------------       --------------        -------------         ----------------
CONTRACT REVENUE                             $  79,349,052        $  53,183,000                  --           $ 132,532,052
DIRECT AND ALLOCABLE CONTRACT
  COSTS
  Cost of Revenues                              65,271,039           40,614,000               191,200    (7)    106,269,239

                                                                                              193,000    (8)

  General and Administrative Expenses            5,844,251            5,876,000               353,600    (8)     12,121,651

                                                                                               47,800    (7)
                                             -------------        -------------         -------------         -------------
                                                71,115,290           46,490,000               785,600           118,390,890
                                             -------------        -------------         -------------         -------------
INCOME FROM OPERATIONS                           8,233,762            6,693,000              (785,600)           14,141,162

OTHER INCOME (EXPENSE), Net                         30,804               94,000                  --                 124,804
                                             -------------        -------------         -------------         -------------
INCOME BEFORE PROVISION FOR

  INCOME TAXES                                   8,264,566            6,787,000              (785,600)           14,265,966

PROVISION FOR INCOME TAXES
                                                 2,695,847            2,735,000              (298,500)  (11)      5,132,347
                                             -------------        -------------         -------------         -------------
NET INCOME                                   $   5,568,719        $   4,052,000         $    (487,100)        $   9,133,619
                                             =============        =============         =============         =============

EARNINGS PER SHARE

  Basic                                      $        0.95        $        0.66                               $        0.51
                                             =============        =============                               =============

  Diluted                                    $        0.88        $        0.65                               $        0.48
                                             =============        =============                               =============
WEIGHTED-AVERAGE SHARES
  OUTSTANDING

  Basic                                          5,884,894            6,104,000             5,884,894   (13)     17,873,788
                                             =============        =============         =============         =============

  Diluted                                        6,310,154            6,262,000             6,310,154   (13)     18,882,308
                                             =============        =============         =============         =============



        See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                       CONSOLIDATED STATEMENT OF EARNINGS

                                NINE MONTHS ENDED



                                                   HISTORICAL NINE MONTHS ENDED
                                                -----------------------------------
                                                 JUNE 27, 2004       JUNE 30, 2004       PRO FORMA                PRO FORMA
                                                      ARGON             SENSYTECH        ADJUSTMENTS               COMBINED
                                                ------------------------------------------------------     --------------------
CONTRACT REVENUE                                   $  89,025,689        $  43,964,000                  --           $ 132,989,689
DIRECT AND ALLOCABLE CONTRACT

      COSTS

      Cost of Revenues                                73,527,614           31,984,000                95,600    (7)    105,751,964

                                                                                                    144,750  (8)

      General and Administrative Expenses              4,749,004            6,439,000               286,500  (8)       11,498,404

                                                                                                     23,900  (7)
                                                   -------------        -------------         -------------         -------------

                                                      78,276,618           38,423,000               550,750           117,250,368
                                                   -------------        -------------         -------------         -------------
INCOME FROM OPERATIONS
                                                      10,749,071            5,541,000              (550,750)           15,739,321
OTHER INCOME (EXPENSE), Net
                                                          79,760               66,000                  --                 145,760
                                                   -------------        -------------         -------------         -------------
INCOME BEFORE PROVISION FOR

        INCOME TAXES                                  10,828,831            5,607,000              (550,750)           15,885,081

PROVISION FOR INCOME TAXES
                                                       3,996,000            2,193,000              (209,300)(11)        5,979,700
                                                   -------------        -------------         -------------         -------------
NET INCOME                                         $   6,823,831        $   3,414,000         $    (341,450)        $   9,905,381
                                                   =============        =============         =============         =============
EARNINGS PER SHARE

        Basic                                      $        1.12        $        0.52                               $        0.53
                                                   =============        =============                               =============

        Diluted                                    $        1.03        $        0.51                                        0.49
                                                   =============        =============                               =============
WEIGHTED-AVERAGE SHARES
        OUTSTANDING

        Basic                                          6,117,754            6,549,201             6,117,754 (13)       18,784,709
                                                   =============        =============         =============         =============

        Diluted                                        6,653,870            6,722,154             6,653,870 (13)       20,029,894
                                                   =============        =============         =============         =============


        See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

NOTES TO PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 --     BASIS OF PRESENTATION

     The unaudited pro forma condensed combined consolidated financial statements present the pro forma financial position and results of operations of the combined company based upon historical financial information after giving effect to the transaction and adjustments described in these footnotes. Under purchase accounting, the merger of Argon and Sensytech is accounted for such that Argon is treated as the acquirer and Sensytech as the acquired company. These unaudited pro forma condensed combined consolidated financial statements are not necessarily indicative of the results of operations that would have been achieved had the transaction actually taken place at the dates indicated and do not purport to be indicative of the effects that may be expected to occur in the future.

     The financial statements of Argon and Sensytech are prepared in accordance with accounting principles generally accepted in the United States of America.

     On April 14, 2004, Sensytech acquired all of the outstanding stock of Imaging Sensors and Systems, Inc. (ISS) for $2,000,000, 67,077 shares of Sensytech stock and a contingent payment of up to $3,000,000. The unaudited pro forma condensed combined consolidated statements of earnings for the year ended September 30, 2003 and the nine months ended June 30, 2004 do not include the effects of the acquisition of ISS by Sensytech because it was not deemed a significant acquisition under Rule 3-05(b) and 11-01(b)(1) of Regulation S-X.

NOTE 2 --     PRO FORMA TRANSACTION

     On June 7, 2004 Argon and Sensytech entered into a definitive agreement pursuant to which Argon will merge with and into a subsidiary of Sensytech. Thus, Argon will become a wholly-owned subsidiary of Sensytech. Under the terms of the agreement, Argon stockholders will receive two shares of Sensytech common stock for each share of Argon common stock they own. Because Argon's stockholders will receive approximately 66% of the shares of Sensytech after the merger, Argon's designees to the combined company's board of directors will represent a majority of the combined company's board of directors, Argon's senior management will represent a majority of the senior management of the combined company and Argon's business will represent the largest portion of the combined company in terms of revenue and market capitalization, Argon is deemed to be the acquiring company for accounting purposes, and the merger will be accounted for as a reverse acquisition under the purchase method of accounting for business combinations in accordance with accounting principles generally accepted in the United States.

     As of June 7, 2004, Sensytech had 6,631,989 outstanding shares of common stock. Based on the average market value of Sensytech common stock for the period of two business days before and after the announcement date ($20.72 per share), Sensytech's purchase price is calculated as approximately $137,414,000. There are outstanding options to purchase a total of approximately 700,000 shares of Sensytech stock. The fair value of these shares was determined using the Black-Scholes option pricing model with the following assumptions:

        Expected volatility                                       48%
        Risk free interest rate                                 4.39%
        Expected life of options (years)                         7.97
        Expected dividend yield                                  0.0%

NOTE 3 --     PRO FORMA ADJUSTMENTS

     (1) Adjustment to eliminate Sensytech's historical stockholders' equity, net of pro forma adjustment charged to retained earnings. See Notes 14 and 15.

     (2) To reflect dividends declared by the Argon board payable to Argon stockholders subject to the approval of the merger by Sensytech and Argon stockholders.

     (3) To record payment of costs incurred for the merger by Argon, including financial advisor fees, legal and accounting fees and printing costs.

     (4) To record property and equipment at fair market value. The adjustment is an estimate, and will be finalized with the assistance of an independent appraiser for the actual adjustment to the books and records following closing.

     (5) Values and amortization periods for intangible assets were determined as follows:

        Intangible Asset                    Estimated Fair Value                  Amortization Period
        ------------------------------- ------------------------------ -------------------------------------------
        Customer contracts                        $ 361,000                    15 Months - Expected Profit
        Market base                                 406,000                     10 Years - Straight Line
        Technology                                   93,000                              1 Year
                                                  ---------
                                                  $ 960,000
                                                  =========

     (6) Calculation of purchase price and goodwill:

        Purchase price value of 100% of the 6,631,989 shares of Sensytech common                       $137,414,000
             stock outstanding at June 30, 2004, valued at $20.72 per share                              10,717,000
                                                                                                  ------------------
        Fair Value of 700,000 Sensytech options at $15.31 per share                                     148,131,000
                                                                                                  ------------------

        Plus:
             Transaction costs incurred by Argon (Note 3)                                                 1,650,000
             Retention liability assumed by Argon (Note 12)                                                 820,000
             Deferred tax liabilities (Note 9)                                                              970,000
        Less:
             Sensytech net assets at June 30, 2004                                                      (38,424,000)
             Amount allocated to property plant and equipment (Note 4)                                   (1,676,000)
             Amount allocated to other intangible assets (Note 5)                                          (960,000)
                                                                                                  ------------------

        Excess purchase price over the fair value of Sensytech's net assets acquired
             (goodwill), which is non-deductible for tax purposes, based upon
             preliminary purchase price allocations                                                    $110,511,000
                                                                                                  ==================


This adjustment also reflects the deemed issuance by Argon of approximately 12,757,000 shares of common stock at the time of the merger.

     (7) To record additional depreciation of property and equipment, assuming average useful lives of 7 years. The expense was allocated 80% to cost of revenues and 20% to general and administrative expenses.

     (8) To record additional amortization of intangible assets, based on useful lives of Customer contracts -- 15 months (expected profits), Market Base -- 10 years and Technology -- 1 year. Amortization of Customer Contracts and Market Base are reflected as general and administrative expense. Amortization of Technology is reflected as cost of revenue.

     (9) To record deferred tax assets and liabilities relating to adjustments to property and equipment and other intangible assets.

     (10) To reclassify accounts to present net short-term and net long-term deferred income tax assets/liabilities.

     (11) To record deferred tax provision at the statutory rate of 38%.

     (12) To record retention liability assumed by Argon resulting from the change of control of Sensytech.

     (13) To record adjustment of additional shares to be owned by Argon stockholders. Under the terms of the merger agreement, Argon stockholders will receive two shares of Sensytech common stock for each share of Argon common stock they own. In addition, Argon will grant an additional 150,000 incentive (statutory) options prior to the closing of the merger at fair market value.

     (14) To record payment of merger costs incurred by Sensytech, including financial adviser fees, legal and accounting fees, which are recorded to retained earnings.

     (15) To eliminate existing balance of Sensytech's goodwill.